UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023 (April 24, 2023)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2023, RBB Bancorp issued a press release setting forth the financial results for the quarter ended March 31, 2023, and information relating to our quarterly conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set for the by specific reference in such filing.

Item 8.01 Other Events.

On April 20, 2023, RBB Bancorp announced that its Board of Directors declared a cash dividend of $0.16 per share of its common stock. The dividend is payable on May 12, 2023, to common shareholders of record as of May 1, 2023. A copy of the press release issued by RBB Bancorp on April 20, 2023 regarding the cash dividend described in this Item 8.01 is attached as Exhibit 99.2 to this Current Report on Form 8-K.  The information contained in Exhibit 99.2 shall not be deemed filed for the purposes of the Securities Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 24, 2023, announcing the financial results of RBB Bancorp for the quarter ended March 31, 2023.

99.2	Press Release, dated April 20, 2023, announcing RBB Bancorp declared a quarterly cash dividend of $0.16 per share.

99.3	RBB Bancorp appoints Robert Franko and Scott Polakoff to Board of Directors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: April 24, 2023	By:	/s/ Alex Ko
Alex Ko
Chief Financial Officer